Janus Detroit Street Trust

Janus Henderson Corporate Bond ETF

Supplement dated April 18, 2025

to Currently Effective Prospectuses and Statement of Additional Information (“SAI”)

On April 17, 2025, the Board of Trustees (“Board”) of Janus Detroit Street Trust (the “Trust”) authorized an expense limitation agreement for Janus Henderson Corporate Bond ETF (the “Fund”) pursuant to which Janus Henderson Investors US LLC (the “Adviser”) has contractually agreed to waive and/or reimburse a portion of the Fund’s unitary management fee for at least a one-year term commencing on May 1, 2025, as further described below.

The Fund’s Prospectuses are supplemented as indicated below:

1.	Effective May 1, 2025, under “Fees and Expenses of the Fund” in the Fund Summary section of the Fund’s prospectuses, the following replaces the corresponding information in its entirety:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may pay brokerage commissions and other fees to financial intermediaries on their purchases and sales of Fund shares, which are not reflected in the table or in the example below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%
Fee Waiver and/or Expense Reimbursement(1)	0.15%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.20%

(1)	The Adviser has contractually agreed to waive and/or reimburse its Management Fee to the extent that the Fund’s total annual fund operating expenses (excluding distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) exceed 0.20% for at least a one-year term commencing on May 1, 2025. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.

EXAMPLE:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and the Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 20	$ 97	$ 181	$ 428

2.	Effective May 1, 2025, under “Management Expenses” in the Management of the Fund section of the Fund’s prospectus, the following information is added:

Expense Limitation

The Adviser has contractually agreed to waive and/or reimburse the management fee payable by the Fund in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses (excluding distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) exceed the annual rate shown below. The Adviser has agreed to continue the waiver for at least a one-year term commencing on May 1, 2025.

Fund Name	Expense Limit Percentage (%)
Janus Henderson Corporate Bond ETF	0.20

The Fund’s SAI is supplemented as indicated below:

1.	Effective May 1, 2025, in the chart under “Expense Limitations” in the Investment Adviser section of the Fund’s SAI, the following information is added:

Fund Name	Expense Limit Percentage (%)
Janus Henderson Corporate Bond ETF*	0.20

*	The Adviser has agreed to continue the waiver for Janus Henderson Corporate Bond ETF at least a one-year term commencing on May 1, 2025.

Please retain this Supplement with your records.